BofI HOLDING, INC AND SUBSIDIARY CONSOLIDATED BALANCE SHEETS (Dollars in thousands) (Unaudited)

	June 30,
	2012	2011
ASSETS
Cash and due from banks	$20,638	$5,820
Federal funds sold	14,788	3,232
Total cash and cash equivalents	35,426	9,052
Securities:
Trading	5,838	5,053
Available for sale	164,159	145,671
Held to maturity (fair value $318,252 in 2012, $387,286 in 2011)	313,032	370,626
Stock of the Federal Home Loan Bank, at cost	20,680	15,463
Loans held for sale, carried at fair value	38,469	20,110
Loans held for sale, lower of cost or fair value	40,712	—
Loans—net of allowance for loan losses of $9,636 in 2012; $7,419 in 2011	1,720,563	1,325,101
Accrued interest receivable	7,872	6,577
Furniture, equipment and software—net	4,408	3,153
Deferred income tax	15,095	9,719
Cash surrender value of life insurance	5,266	5,087
Other real estate owned and repossessed vehicles	1,157	9,604
Other assets	14,168	14,871
TOTAL	$2,386,845	$1,940,087
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$12,439	$7,369
Interest bearing	1,602,649	1,332,956
Total deposits	1,615,088	1,340,325
Securities sold under agreements to repurchase	120,000	130,000
Advances from the Federal Home Loan Bank	422,000	305,000
Subordinated debentures and other borrowings	5,155	7,655
Accrued interest payable	1,802	2,237
Accounts payable and accrued liabilities	16,180	7,104
Total liabilities	2,180,225	1,792,321
STOCKHOLDERS’ EQUITY:
Preferred stock—1,000,000 shares authorized;
Series A—$10,000 stated value and liquidation preference per share; 515 (2012) and 515 (2011) shares issued and outstanding	5,063	5,063
Series B—$1,000 stated value and liquidation preference per share; 22,000 shares authorized; 20,132 (June 2012) shares issued and outstanding	19,439	—
Common stock—$0.01 par value; 25,000,000 shares authorized; 12,321,578 shares issued and 11,512,536 shares outstanding (2012); 11,151,963 shares issued and 10,436,332 shares outstanding (2011)	123	112
Additional paid-in capital	105,683	88,343
Accumulated other comprehensive loss—net of tax	(5,435)	(971)
Retained earnings	88,357	60,152
Treasury stock, at cost; 809,042 shares (2012) and 715,631 shares (2011)	(6,610)	(4,933)
Total stockholders’ equity	206,620	147,766
TOTAL	$2,386,845	$1,940,087

BofI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF INCOME (Dollars in thousands, except per share data) (Unaudited)

	Year Ended June 30,
	2012	2011	2010
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$89,308	$60,508	$43,697
Investments	26,425	32,427	41,875
Total interest and dividend income	115,733	92,935	85,572
INTEREST EXPENSE:
Deposits	24,889	22,276	21,254
Advances from the Federal Home Loan Bank	5,955	6,263	7,725
Other borrowings	5,701	5,883	5,974
Total interest expense	36,545	34,422	34,953
Net interest income	79,188	58,513	50,619
Provision for loan losses	8,063	5,800	5,775
Net interest income, after provision for loan losses	71,125	52,713	44,844
NON-INTEREST INCOME:
Realized gain on securities:
Sale of mortgage-backed securities	—	2,420	13,037
Total realized gain on securities	—	2,420	13,037
Other-than-temporary loss on securities:
Total impairment losses	(3,583)	(5,942)	(6,910)
Loss recognized in other comprehensive income	780	4,401	872
Net impairment loss recognized in earnings	(2,803)	(1,541)	(6,038)
Fair value gain (loss) on trading securities	785	651	(1,039)
Total unrealized loss on securities	(2,018)	(890)	(7,077)
Prepayment penalty fee income	863	1,073	122
Mortgage banking income	16,708	4,731	1,694
Banking service fees and other income	817	659	540
Total non-interest income	16,370	7,993	8,316
NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	20,339	14,524	7,371
Professional services	2,213	2,108	1,519
Occupancy and equipment	1,133	834	419
Data processing and internet	2,251	983	891
Advertising and promotional	2,703	1,025	444
Depreciation and amortization	1,316	618	235
Real estate owned and repossessed vehicles	2,382	1,554	2,661
FDIC and regulator fees	1,527	2,017	1,562
Other general and administrative	4,094	2,871	2,181
Total non-interest expense	37,958	26,534	17,283
INCOME BEFORE INCOME TAXES	49,537	34,172	35,877
INCOME TAXES	20,061	13,593	14,749
NET INCOME	$29,476	$20,579	$21,128
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$28,205	$20,270	$20,517
Basic earnings per share	$2.45	$1.88	$2.31
Diluted earnings per share	$2.33	$1.87	$2.22

BofI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	For the Quarters Ended June 30,
	2012	2011
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$23,805	$17,609
Investments	6,199	7,725
Total interest and dividend income	30,004	25,334
INTEREST EXPENSE:
Deposits	5,612	6,018
Advances from the Federal Home Loan Bank	1,449	1,435
Other borrowings	1,353	1,466
Total interest expense	8,414	8,919
Net interest income	21,590	16,415
Provision for loan losses	2,100	1,450
Net interest income, after provision for loan losses	19,490	14,965
NON-INTEREST INCOME:
Realized gain on securities:
Sale of mortgage-backed securities	—	460
Total realized gain on securities	—	460
Other-than-temporary loss on securities:
Total impairment losses	(744)	(1,209)
Loss recognized in other comprehensive income	464	723
Net impairment loss recognized in earnings	(280)	(486)
Fair value gain (loss) on trading securities	(145)	584
Total unrealized gain (loss) on securities	(425)	98
Prepayment penalty fee income	548	48
Mortgage banking income	4,493	1,101
Banking service fees and other income	342	313
Total non-interest income	4,958	2,020
NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	5,387	4,284
Professional services	671	564
Occupancy and equipment	277	228
Data processing and internet	602	290
Advertising and promotional	851	433
Depreciation and amortization	339	254
Real estate owned and repossessed vehicles	379	306
FDIC and regulator fees	439	543
Other general and administrative	1,067	764
Total non-interest expense	10,012	7,666
INCOME BEFORE INCOME TAXES	14,436	9,319
INCOME TAXES	5,871	3,774
NET INCOME	$8,565	$5,545
Diluted earnings per share	$0.64	$0.50

BofI HOLDING, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Dollars in thousands)
(Unaudited)

	Year Ended June 30,
	2012	2011	2010
NET INCOME	$29,476	$20,579	$21,128
Change in unrealized loss on securities:
Net unrealized holding (losses) gains arising during the period	(7,438)	(8,361)	3,524
Less: reclassification adjustment for losses included in net income	—	—	—
Net unrealized losses, net of reclassification adjustments	(7,438)	(8,361)	3,524
Income tax expense related to items of other comprehensive income	(2,974)	(3,347)	1,407
Total other comprehensive income, net of tax	(4,464)	(5,014)	2,117
Comprehensive income	$25,012	$15,565	$23,245

BofI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (Dollars in Thousands) (Unaudited)

	Convertible Preferred Stock		Common Stock
			Number of Shares
	Shares	Amount	Issued	Treasury	Outstanding	Amount	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Treasury Stock	Comprehensive Income	Total
Balance as of June 30, 2009	5,305	$9,830	8,706,075	(623,307)	8,082,768	$87	$61,320	$19,365	$1,926	$(3,589)		$88,939
Comprehensive income:
Net income	—	—	—	—	—	—	—	21,128	—	—	$21,128	21,128
Net unrealized gain from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	2,117	—	2,117	2,117
Total comprehensive income	—	—	—	—	—	—	—	—	—	—	$23,245
Cash dividends on preferred stock	—	—	—	—	—	—	—	(611)	—	—		(611)
Issuance of common stock	—	—	1,226,276	—	1,226,276	12	15,082	—	—	—		15,094
Convert preferred stock to common stock	(4,790)	(4,767)	531,690	—	531,690	6	4,761	—	—	—		—
Stock-based compensation expense	—	—	—	—	—	—	866	—	—	—		866
Restricted stock grants	—	—	56,575	(17,328)	39,247	—	181	—	—	(289)		(108)
Stock option exercises and tax benefits of equity compensation	—	—	307,057	(2,063)	304,994	3	2,395	—	—	(15)		2,383
Balance as of June 30, 2010	515	$5,063	10,827,673	(642,698)	10,184,975	$108	$84,605	$39,882	$4,043	$(3,893)		$129,808
Comprehensive income:
Net income	—	—	—	—	—	—	—	20,579	—	—	$20,579	20,579
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	(5,014)	—	(5,014)	(5,014)
Total comprehensive income	—	—	—	—	—	—	—	—	—	—	$15,565
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—		(309)
Issuance of common stock	—	—	—	—	—	—	—	—	—	—		—
Stock-based compensation expense	—	—	—	—	—	—	2,153	—	—	—		2,153
Restricted stock grants	—	—	195,909	(72,933)	122,976	3	314	—	—	(1,040)		(723)
Stock option exercises and tax benefits of equity compensation	—	—	128,381	—	128,381	1	1,271	—	—	—		1,272
Balance as of June 30, 2011	515	$5,063	11,151,963	(715,631)	10,436,332	$112	$88,343	$60,152	$(971)	$(4,933)		$147,766
Comprehensive income:
Net income	—	—	—	—	—	—	—	29,476	—	—	$29,476	29,476
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	(4,464)	—	(4,464)	(4,464)
Total comprehensive income	—	—	—	—	—	—	—	—	—	—	$25,012
Cash dividends on preferred stock	—	—	—	—	—	—	—	(1,271)	—	—		(1,271)
Issuance of convertible preferred stock	20,182	19,487	—	—	—	—	—	—	—	—		19,487
Issuance of common stock	—	—	862,500	—	862,500	9	13,335	—	—	—		13,344
Convert preferred stock to common stock	(50)	(48)	3,096	—	3,096	1	47	—	—	—		—
Stock-based compensation expense	—	—	—	—	—	—	2,493	—	—	—		2,493
Restricted stock grants	—	—	229,497	(93,411)	136,086	1	659	—	—	(1,677)		(1,017)
Stock option exercises and tax benefits of equity compensation	—	—	74,522	—	74,522	—	806	—	—	—		806
Balance as of June 30, 2012	20,647	$24,502	12,321,578	(809,042)	11,512,536	$123	$105,683	$88,357	$(5,435)	$(6,610)		$206,620

BofI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in Thousands) (Unaudited)

	Year Ended June 30,
	2012	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$29,476	$20,579	$21,128
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Accretion of discounts on securities	(11,177)	(16,663)	(24,062)
Net accretion of discounts on loans	(1,950)	(3,861)	(3,840)
Amortization of borrowing costs	—	1	15
Stock-based compensation expense	2,493	2,153	866
Net gain on sale of investment securities	—	(2,420)	(13,037)
Valuation of financial instruments carried at fair value	(785)	(651)	1,039
Impairment charge on securities	2,803	1,541	6,038
Provision for loan losses	8,063	5,800	5,775
Deferred income taxes	(1,187)	(226)	(4,367)
Origination of loans held for sale	(664,622)	(216,868)	(114,842)
Unrealized gain on loans held for sale	(549)	(350)	—
Gain on sales of loans held for sale	(16,159)	(4,953)	(1,694)
Proceeds from sale of loans held for sale	590,066	214,261	114,215
Loss on sale of other real estate and foreclosed assets	1,878	2,116	1,657
Depreciation and amortization of furniture, equipment and software	1,316	618	235
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	(1,295)	(1,537)	828
Other assets	(1,304)	1,213	(3,184)
Accrued interest payable	(435)	258	(129)
Accounts payable and accrued liabilities	7,097	3,104	(1,641)
Net cash provided by (used) in operating activities	(56,271)	4,115	(15,000)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(78,367)	(284,034)	(223,754)
Proceeds from sales of mortgage-backed securities	—	16,523	27,118
Proceeds from repayment of securities	118,409	323,636	284,513
Purchase of stock of the Federal Home Loan Bank	(8,437)	(66)	—
Proceeds from redemption of stock of the Federal Home Loan Bank	3,220	2,751	700
Origination of loans	(732,826)	(608,901)	(74,702)
Proceeds from sale of loans held for investment	83,985	—	—
Proceeds from sales of repossessed assets	8,401	3,484	6,650
Purchases of loans, net of discounts and premiums	—	(124,784)	(185,812)
Principal repayments on loans	278,240	163,348	93,788
Purchases of furniture, equipment and software	(2,571)	(3,150)	(420)
Net cash used in investing activities	(329,946)	(511,193)	(71,919)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	$274,763	$372,145	$319,656
Proceeds from the Federal Home Loan Bank advances	225,000	332,000	161,000
Repayment of the Federal Home Loan Bank advances	(108,000)	(210,000)	(241,000)
Proceeds from other borrowings and securities sold under agreements to repurchase	—	2,500	—
Repayments from other borrowings and securities sold under agreements to repurchase	(12,500)	—	—
Proceeds from borrowing at the Fed Discount Window	—	—	125,000
Repayment of borrowing at the Fed Discount Window	—	—	(285,000)
Proceeds from exercise of common stock options	726	922	1,790
Proceeds from issuance of convertible preferred stock	19,487	—	—
Proceeds from issuance of common stock	13,345	4	15,094
Tax benefit from exercise of common stock options and vesting of restricted stock grants	739	663	789
Cash dividends on preferred stock	(969)	(309)	(611)
Net cash provided by financing activities	412,591	497,925	96,718
NET CHANGE IN CASH AND CASH EQUIVALENTS	26,374	(9,153)	9,799
CASH AND CASH EQUIVALENTS—Beginning of year	9,052	18,205	8,406
CASH AND CASH EQUIVALENTS—End of year	$35,426	$9,052	$18,205
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$36,980	$34,164	$35,066
Income taxes paid	$15,255	$13,697	$20,174
Transfers to other real estate and repossessed vehicles	$1,817	$11,746	$5,467
Transfers from loans held for investment to loans held for sale	$81,029	$6,911	$—
Transfers from loans held for sale to loans held for investment	$29,786	$—	$—
Securities transferred from held-to-maturity to available for sale portfolio	$—	$—	$1,245
Preferred stock dividends declared but not paid	$302	$—	$—

LOANS
The following table sets forth the composition of the loan portfolio as of the dates indicated:

(Unaudited)	June 30, 2012	June 30, 2011
	(Dollars in Thousands)
Mortgage loans on real estate:
Residential single family (one to four units)	$863,624	$517,637
Home equity	29,167	36,424
Residential multifamily (five units or more)	687,661	647,381
Commercial real estate and land	35,174	37,985
Consumer—Recreational vehicle	24,324	30,406
Commercial secured and other	100,549	66,582
Total gross loans	1,740,499	1,336,415
Allowance for loan losses	(9,636)	(7,419)
Unaccreted discounts and loan fees	(10,300)	(3,895)
Net loans	$1,720,563	$1,325,101

SECURITIES
The amortized cost, carrying amount and fair value for the major categories of securities trading, available for sale, and held to maturity at June 30, 2012 and June 30, 2011 were:

	Trading	Available for sale				Held to maturity
(Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
(Unaudited)	June 30, 2012
Mortgage-backed securities (RMBS) :
U.S. agencies[1]	$—	$56,456	$1,852	$(264)	$58,044	$67,037	$3,576	$—	$70,613
Non-agency[2]	—	75,755	7,671	(299)	83,127	209,804	12,469	(13,643)	208,630
Total mortgage-backed securities	—	132,211	9,523	(563)	141,171	276,841	16,045	(13,643)	279,243
Other debt securities:
U.S. agencies[1]	—	10,033	4	—	10,037	—	—	—	—
Municipal	—	5,749	—	(249)	5,500	36,191	2,818	—	39,009
Non-agency	5,838	7,444	7	—	7,451	—	—	—	—
Total other debt securities	5,838	23,226	11	(249)	22,988	36,191	2,818	—	39,009
Total debt securities	$5,838	$155,437	$9,534	$(812)	$164,159	$313,032	$18,863	$(13,643)	$318,252

	June 30, 2011
Mortgage-backed securities (RMBS) :
U.S. agencies[1]	$—	$60,212	$1,707	$—	$61,919	$77,941	$2,317	$(196)	$80,062
Non-agency[2]	—	74,545	9,406	(199)	83,752	246,455	15,851	(2,625)	259,681
Total mortgage-backed securities	—	134,757	11,113	(199)	145,671	324,396	18,168	(2,821)	339,743
Other debt securities:
U.S. agencies[1]	—	—	—	—	—	9,976	—	(149)	9,827
Municipal	—	—	—	—	—	36,254	1,517	(55)	37,716
Non-agency	5,053	—	—	—	—	—	—	—	—
Total other debt securities	5,053	—	—	—	—	46,230	1,517	(204)	47,543
Total debt securities	$5,053	$134,757	$11,113	$(199)	$145,671	$370,626	$19,685	$(3,025)	$387,286
1 U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.

2 Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages . Primarily supersenior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets for the composition of the deposit portfolio as of the dates indicated:

(Dollars in thousands)	June 30, 2012		June 30, 2011
(Unaudited)	Amount	Rate*	Amount	Rate*
Non-interest bearing	$12,439	—%	$7,369	—%
Interest bearing:
Demand	94,888	0.52%	76,793	0.75%
Savings	583,955	0.72%	268,384	0.93%
Time deposits:
Under $100	224,140	1.85%	337,937	2.24%
$100 or more	699,666	1.75%	649,842	2.15%
Total time deposits	923,806	1.78%	987,779	2.18%
Total interest bearing	1,602,649	1.32%	1,332,956	1.85%
Total deposits	$1,615,088	1.31%	$1,340,325	1.84%
* Based on weighted-average stated interest rates at end of period.

The number of deposit accounts at the end of each of the last five fiscal years is set forth below:

	At June 30,
(Unaudited)	2012	2011	2010	2009	2008
Checking and savings accounts	19,931	16,105	17,192	10,685	9,415
Time deposits	12,341	16,793	10,554	12,757	15,490
Total number of deposit accounts	32,272	32,898	27,746	23,442	24,905

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following tables set forth, for the periods indicated, information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
(Unaudited)	2012			2011			2010
(Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans[2,3]	$1,607,523	$89,308	5.56%	$1,013,645	$60,508	5.97%	$670,013	$43,697	6.52%
Federal funds sold	12,297	10	0.08%	8,407	11	0.13%	23,529	31	0.13%
Interest-earning deposits in other financial institutions	295	—	—%	384	—	—%	232	—	—%
Mortgage-backed and other investment securities[4]	506,223	26,353	5.21%	556,518	32,353	5.81%	609,697	41,780	6.85%
Stock of the FHLB, at cost	16,683	62	0.37%	16,845	63	0.37%	18,756	64	0.34%
Total interest-earning assets	2,143,021	115,733	5.40%	1,595,799	92,935	5.82%	1,322,227	85,572	6.47%
Noninterest-earning assets	46,464			38,741			30,133
Total assets	$2,189,485			$1,634,540			$1,352,360
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$504,835	$4,388	0.87%	$344,964	$3,015	0.87%	$447,305	$6,374	1.42%
Time deposits	1,003,728	20,501	2.04%	776,638	19,261	2.48%	413,999	14,880	3.59%
Securities sold under agreements to repurchase	125,820	5,552	4.41%	130,000	5,736	4.41%	130,000	5,726	4.40%
Advances from the FHLB	333,866	5,955	1.78%	226,005	6,263	2.77%	199,288	7,725	3.88%
Other borrowings	5,155	149	2.89%	5,167	147	2.84%	44,141	248	0.56%
Total interest-bearing liabilities	1,973,404	36,545	1.85%	1,482,774	34,422	2.32%	1,234,733	34,953	2.83%
Noninterest-bearing demand deposits	13,796			5,813			5,533
Other noninterest-bearing liabilities	16,152			7,230			6,362
Stockholders’ equity	186,133			138,723			105,732
Total liabilities and stockholders’ equity	$2,189,485			$1,634,540			$1,352,360
Net interest income		$79,188			$58,513			$50,619
Interest rate spread[5]			3.55%			3.50%			3.64%
Net interest margin[6]			3.70%			3.67%			3.83%
1 Average balances are obtained from daily data.
2 Loans include loans held for sale, loan premiums and unearned fees.
3 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also includes $33.4 million of Community Reinvestment Act loans which are taxed at a reduced rate.
4 Includes $5.5 million of municipal securities which are taxed at a reduced rate.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.

Average Balances, Net Interest Income, Yields Earned and Rates Paid
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the three months ended June 30,
(Unaudited)	2012			2011
	(Dollars in thousands)
	Average Balance[2]	Interest Income/ Expense	Average Yields Earned/Rates Paid[1]	Average Balance[2]	Interest Income/ Expense	Average Yields Earned/Rates Paid[1]
Assets:
Loans[3,4]	$1,742,445	$23,805	5.46%	$1,217,496	$17,609	5.78%
Federal funds sold	9,381	1	0.04%	6,064	2	0.13%
Interest-earning deposits in other financial institutions	388	—	—%	315	—	—%
Mortgage-backed and other investment securities[5]	499,698	6,177	4.94%	541,308	7,710	5.70%
Stock of the FHLB, at cost	18,786	21	0.45%	15,750	13	0.33%
Total interest-earning assets	2,270,698	30,004	5.29%	1,780,933	25,334	5.69%
Non-interest-earning assets	49,125			48,373
Total assets	$2,319,823			$1,829,306
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$633,244	$1,191	0.75%	$333,024	$767	0.92%
Time deposits	937,971	4,421	1.89%	944,485	5,251	2.22%
Securities sold under agreements to repurchase	120,045	1,315	4.38%	130,000	1,430	4.40%
Advances from the FHLB	384,605	1,449	1.51%	258,549	1,435	2.22%
Other borrowings	5,155	38	2.95%	5,188	36	2.78%
Total interest-bearing liabilities	2,081,020	8,414	1.62%	1,671,246	8,919	2.13%
Non-interest-bearing demand deposits	10,475			5,207
Other non-interest-bearing liabilities	19,539			7,338
Stockholders’ equity	208,789			145,515
Total liabilities and stockholders’ equity	$2,319,823			$1,829,306
Net interest income		$21,590			$16,415
Interest rate spread[6]			3.67%			3.56%
Net interest margin[7]			3.80%			3.69%
 __________________________

1.	Annualized.

2.	Average balances are obtained from daily data.

3.	Loans include loans held for sale, loan premiums and unearned fees.

4.
Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $33.4 million of Community Reinvestment Act loans which are taxed at a reduced rate.

5.	Includes $5.5 million of municipal securities which are taxed at a reduced rate.

6.	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.

7.	Net interest margin represents net interest income as a percentage of average interest-earning assets.